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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BLADELOGIC, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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January 18, 2008

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of BladeLogic, Inc. (the "Company") to be held at 11:00 a.m., local time, on Tuesday, February 19, 2008 at the Boston Marriott Burlington, One Burlington Mall Road, Burlington, Massachusetts 01803.

        At this Annual Meeting, the agenda includes the election of three Class I directors for three-year terms and the consideration and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors unanimously recommends that you vote FOR the election of the director nominees.

        Details regarding the matters to be acted upon at this Annual Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

        If you are a stockholder of record, please vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. Votes made by phone or on the Internet must be received by 11:59 p.m., local time, on February 18, 2008. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by phone or on the Internet. Your prompt cooperation will be greatly appreciated.

Very truly yours,

Dev Ittycheria President and Chief Executive Officer

BLADELOGIC, INC.
10 Maguire Road
Building 3
Lexington, Massachusetts 02421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 19, 2008

To the Stockholders of BladeLogic, Inc.:

        The Annual Meeting of Stockholders of BladeLogic, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, February 19, 2008, at 11:00 a.m., local time, at the Boston Marriott Burlington, One Burlington Mall Road, Burlington, Massachusetts 01803, for the following purposes:

  1.
  To elect three (3) Class I members to the Board of Directors as directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal;

  2.
  To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on January 11, 2008, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. Votes made by phone or on the Internet must be received by 11:59 p.m., local time, on February 18, 2008. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by telephone or on the Internet.

By Order of the Board of Directors,

Michael J. Cayer General Counsel and Secretary

Lexington, Massachusetts
January 18, 2008

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED PROXY CARD OR COMPLETE YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

BLADELOGIC, INC.
10 Maguire Road
Building 3
Lexington, Massachusetts 02421

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on February 19, 2008
January 18, 2008

        Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of BladeLogic, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Tuesday, February 19, 2008, at 11:00 a.m., local time, at the Boston Marriott Burlington, One Burlington Mall Road, Burlington, Massachusetts 01803, or at any adjournments or postponements thereof (the "Annual Meeting").

        An Annual Report to Stockholders, containing financial statements for the fiscal year ended September 30, 2007, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. The Annual Report, however, is not a part of the proxy solicitation material. This Proxy Statement and the form of proxy will be mailed to stockholders on or about January 18, 2008.

        The purposes of the Annual Meeting are to (i) elect three Class I directors for three-year terms and (ii) consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on January 11, 2008 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. As of that date, 27,245,404 shares of common stock, par value $.001 per share, of the Company (the "Common Stock") were issued and outstanding, and there were 280 stockholders of record. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. You may vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. Votes made by phone or on the Internet must be received by 11:59 p.m., local time, on February 18, 2008. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by phone or on the Internet.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to BladeLogic, Inc., 10 Maguire Road, Building 3, Lexington, Massachusetts 02421, Attention: Secretary, before the taking of the vote at the Annual Meeting.

        The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        For Proposal 1, the election of Class I directors, the nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting shall be elected as directors. Abstentions and broker "non-votes" will not be counted as voting with respect to the election of the Class I directors and, therefore, will not have an effect on the election of the Class I directors.

        The persons named as attorneys-in-fact in the proxies, Dev Ittycheria and John J. Gavin, Jr., were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR election of the director nominees.

        Aside from the election of directors, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Board of Directors currently consists of eight members. The Company's certificate of incorporation divides the Board of Directors into three classes. One class is elected each year for a term of three years. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Messrs. Edwin J. Gillis, Dev Ittycheria and Mark Terbeek and recommended that each be elected to the Board of Directors as a Class I director, each to hold office until the Annual Meeting of Stockholders to be held in the year 2011 and until his successor has been duly elected and qualified or until the earlier of his death, resignation or removal. Messrs. Gillis, Ittycheria and Terbeek are currently Class I directors whose terms expire at this Annual Meeting.

        The current Board of Directors is also composed of (i) three Class II directors (Robert P. Goodman, R. David Tabors and Steven C. Walske), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2009 and (ii) two Class III directors (Peter Gyenes and Vijay Manwani), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2010. Mr. Walske serves as the Chairman of the Board of Directors.

        The Board of Directors knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

Vote Required For Approval

        A quorum being present, the nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting shall be elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

        The following table sets forth the nominees to be elected at the Annual Meeting, our other current directors, the year each such nominee or director was first elected a director, the positions with the Company currently held by each nominee or director, the year each nominee's or director's current term will expire and each nominee's or director's current class:

Nominee's or Director's Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class I Directors:
Edwin J. Gillis—2007	Director	2008	I
Dev Ittycheria—2001	President, Chief Executive Officer and Director	2008	I
Mark Terbeek—2004	Director	2008	I
Continuing Directors:
Robert P. Goodman—2001	Director	2009	II
R. David Tabors—2001	Director	2009	II
Steven C. Walske—2002	Chairman of the Board of Directors	2009	II
Peter Gyenes—2006	Director	2010	III
Vijay Manwani—2001	Executive Vice President, Chief Technology Officer and Director	2010	III

MANAGEMENT

Directors and Executive Officers

        The following table sets forth the director nominees to be elected at the Annual Meeting, the directors and executive officers of the Company, their ages, and the positions held by each such person with the Company immediately prior to the Annual Meeting.

Name	Age	Position
Dev Ittycheria	41	President, Chief Executive Officer and Director
Vijay Manwani	42	Executive Vice President, Chief Technology Officer and Director
John J. Gavin, Jr.	52	Executive Vice President and Chief Financial Officer
John McMahon	52	Executive Vice President and Chief Operating Officer
Steven C. Walske(1)(2)	55	Chairman of the Board of Directors
Edwin J. Gillis(2)(3)	59	Director
Robert P. Goodman(1)	47	Director
Peter Gyenes(1)(3)	62	Director
R. David Tabors(2)	35	Director
Mark Terbeek(3)	37	Director

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

        Dev Ittycheria.    Mr. Ittycheria, our co-founder, has served as a director and as our President and Chief Executive Officer since 2001. From May 2001 to July 2001, Mr. Ittycheria was an entrepreneur-in-residence at Bessemer Venture Partners, a venture capital firm. From 1998 to 2001, Mr. Ittycheria was an officer and senior vice president at Breakaway Solutions, Inc. and the co-founder, president and chief executive officer of Applica Corporation, an application services provider, which was acquired by Breakaway Solutions, Inc. in 1999. Mr. Ittycheria has also held senior positions in the data communications businesses of AT&T Inc. and Teleport Communications Group, Inc. Mr. Ittycheria holds a Bachelor of Science from Rutgers University, College of Engineering.

        Vijay Manwani.    Mr. Manwani, our co-founder, has served as a director and as our Executive Vice President and Chief Technology Officer since October 2007 and our Senior Vice President and Chief Technology Officer from 2001 to October 2007. From February 2001 to August 2001, Mr. Manwani was an entrepreneur-in-residence at Battery Ventures, a venture capital firm. From 2000 to 2001, Mr. Manwani was the chief technology officer at Breakaway Solutions, Inc., a full-service provider of strategy, e-business implementation and application hosting solutions. From 1997 to 2000, Mr. Manwani was the chief technology officer and co-founder of Eggrock Partners, Inc., a systems integration consulting firm and application service provider that was acquired by Breakaway Solutions, Inc. in 2000. Mr. Manwani holds a Bachelor of Science from Pune University, India.

        John J. Gavin, Jr.    Mr. Gavin has served as our Executive Vice President and Chief Financial Officer since October 2007 and our Senior Vice President and Chief Financial Officer from January 2007 to October 2007. From 2004 to 2006, Mr. Gavin was the chief financial officer of NaviSite, Inc., a provider of application and infrastructure management services. From 2001 to 2005, Mr. Gavin served on the board of directors and as chairman of the audit committee of Ascential Software Corporation. From 2002 to 2004, Mr. Gavin was a private investor. From 2000 to 2001, Mr. Gavin served as senior vice president and chief financial officer of Cambridge Technology Partners, which was acquired by Novell, Inc. in 2001. Prior to his work at Cambridge Technology Partners, Mr. Gavin spent twelve years at Data General Corporation, a manufacturer of multi-user computer systems, where he served in the positions of chief financial officer, vice president of finance, corporate controller and treasurer. Mr. Gavin also spent ten years at Price Waterhouse LLP in various accounting and audit positions, including serving as senior manager in charge of multi-national audits. Mr. Gavin currently serves on the board of directors as the chair of the audit committee of Vistaprint Inc. Mr. Gavin holds a Bachelor of Science from Providence College and is a Certified Public Accountant.

        John McMahon.    Mr. McMahon has served as our Executive Vice President and Chief Operating Officer since October 2007, and was our Senior Vice President of Worldwide Sales and Customer Services since August 2005. From 1989 to 1998, Mr. McMahon was employed at Parametric Technology Corporation, supplier of mechanical design and manufacturing equipment, where he last served as executive vice president of worldwide sales. From 1998 to 2000, Mr. McMahon served as executive vice president of worldwide sales at GeoTel Communications Corporation, a provider of software solutions for distributed voice call centers, where he managed the worldwide sales force prior to its acquisition by Cisco Systems, Inc. Mr. McMahon also served as executive vice president of worldwide sales of Ariba, Inc., a provider of intranet- and Internet-based business-to-business electronic commerce solutions, from 2000 to 2001 and president and chief operating officer of HighRoads Inc., formerly known as IE-Engine, Inc., a provider of e-procurement workflow solutions for employee benefits, from 2002 to 2004. Mr. McMahon currently serves as a member of the board of directors of SelectMinds, Inc. Mr. McMahon holds Bachelor of Science from the New Jersey Institute of Technology.

        Steven C. Walske.    Mr. Walske has served as the Chairman of our board of directors since 2005 and has served on our board of directors since November 2002. Mr. Walske is a Managing Director of Myriad Investments, LLC, a private equity firm specializing in investments in software companies. From 2000 to 2005, Mr. Walske served as chief business strategist of Parametric Technology Corporation, a supplier of mechanical design and manufacturing software, and served as chief executive officer from 1986 to 2000 and as chairman from 1994 to 2000. Mr. Walske also serves as a member of the board of directors of Endeca Technologies, Inc., firstRain, Inc., SpaceClaim Corp. and Synopsys, Inc., and as a member of the advisory board at Ampersand Ventures. Mr. Walske holds Bachelor of Arts from Princeton University and a Master of Business Administration from Harvard Business School.

        Edwin J. Gillis.    Mr. Gillis has served on our board of directors since January 2007. From July 2005 to December 2005, Mr. Gillis served as senior vice president of administration and integration of Symantec Corporation, a provider of infrastructure software. From 2002 to 2005, Mr. Gillis served as executive vice president and chief financial officer of Veritas Software Corporation, a provider of software to enable utility computing. From 1995 to 2002, Mr. Gillis was executive vice president and chief financial officer of Parametric Technology Corporation, a supplier of mechanical design and manufacturing software. Mr. Gillis was a former partner at Coopers & Lybrand L.L.P. and a certified public accountant. Mr. Gillis also serves as a member of the board of directors of Teradyne, Inc. and several privately-held technology companies. Mr. Gillis holds a Bachelor of Arts from Clark University, a Masters in International Relations from the University of Southern California, a Master of Business Administration from Harvard Business School.

        Robert P. Goodman.    Mr. Goodman has served on our board of directors since 2001. Mr. Goodman joined Bessemer Venture Partners in 1998, a venture capital firm, and currently serves as a Managing Partner. Prior to joining Bessemer, Mr. Goodman co-founded and served as chief executive officer of Celcore, Inc., a wireless equipment company, and Boatphone Marketing, a management company for cellular telecommunication companies. Mr. Goodman also serves as a member of the board of directors of Broadsoft Inc., ColorChip Ltd., IAG Research, Inc., Netsmart Technologies, Inc., Siano Mobile Silicon, Inc. and Zensys, Inc. Mr. Goodman holds a Bachelor of Arts from Brown University and a Master of Business Administration from the Columbia University Graduate School of Business.

        Peter Gyenes.    Mr. Gyenes has served on our board of directors since June 2006. Mr. Gyenes served as chairman and chief executive officer of Ascential Software Corporation, an enterprise software company, from 2001 until its acquisition by IBM in 2005. Prior to Ascential Software Corporation, Mr. Gyenes served as chairman and chief executive officer of Informix Software, where he led the sale of its database business to IBM and the transition from Informix Software to Ascential Software Corporation. Mr. Gyenes was chairman and chief executive officer of Ardent Software, which he joined in 1996, and which was acquired by Informix in 2000. Previously, Mr. Gyenes served as president and chief executive officer of Racal InterLan, Inc., and in executive positions at Data General Corporation, Encore Computer Corporation and Prime Computer, Inc. Earlier in his career, he held sales and technical positions at Xerox Data Systems and IBM. Mr. Gyenes also serves as a member of the board of directors of Lawson Software, Inc. and Netezza Corporation, as well as several privately-held technology companies and is a trustee of the Massachusetts Technology Leadership Council. Mr. Gyenes holds a Bachelor of Arts from Columbia University and a Master of Business Administration from the Columbia University Graduate School of Business.

        R. David Tabors.    Mr. Tabors has served on our board of directors since 2001. Mr. Tabors is a general partner at Battery Ventures, a venture capital firm. Prior to joining Battery in 1995, Mr. Tabors worked at Cambridge Associates, a financial consulting firm. Mr. Tabors also serves as a member of the board of directors of Consona Corporation, Quovadx, Inc., MCA Solutions, Inc. and Rogue Wave Software, Inc. Mr. Tabors holds a Bachelor of Arts from Dartmouth College.

        Mark Terbeek.    Mr. Terbeek has served on our board of directors since 2004. Mr. Terbeek is a general partner at MK Capital, a venture capital fund. Prior to founding MK Capital, Mr. Terbeek co-founded Jamcracker, Inc., an enterprise software provider, and served as its vice president of corporate development. Prior to Jamcracker, Inc., Mr. Terbeek worked as a business analyst at McKinsey & Co., a management consulting firm. Mr. Terbeek also serves as a member of the board of directors of Klir Technologies, Inc., Netuitive, Inc., NXTV, Inc. and NBX Inc. Mr. Terbeek holds a Bachelor of Arts from DePauw University and a Master of Business Administration from the Stanford University Graduate School of Business.

        Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

Board of Directors

        The Board of Directors met eight times during the fiscal year ended September 30, 2007, and took action by unanimous written consent three times. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which he served during fiscal 2007, except Mr. Terbeek who attended four out of six Audit Committee meetings during fiscal 2007. The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. Each committee is required to review the appropriateness of its charter at least annually.

Audit Committee

        The Audit Committee of the Board of Directors currently consists of Messrs. Gillis, Gyenes and Terbeek. Mr. Gillis is the Chairman of the Audit Committee.

        The Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by The Nasdaq Stock Market, Inc. ("Nasdaq") and the Securities and Exchange Commission ("SEC"), including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and that Mr. Gillis qualifies as an "audit committee financial expert" under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related his experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Gillis any duties, obligations or liability that are greater than are generally imposed on other members of the Audit Committee and the Board of Directors, and designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

        The Audit Committee met six times during the fiscal year ended September 30, 2007, and took action by unanimous written consent one time. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this Proxy Statement and is also available at the Corporate Governance section of the Company's website at http://www.bladelogic.com.

        As described more fully in its charter, the Audit Committee oversees the Company's accounting and financial reporting processes, internal controls and audit functions. In fulfilling its role, the Audit Committee's responsibilities include, but are not limited to:

  •
  appointing, approving the compensation of, and assessing the independence of our independent auditor;

  •
  overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from the independent auditor;

  •
  resolving disagreements between management and our independent auditor;

  •
  pre-approving all auditing and permissible non-audit services (except de minimis non-audit services), and the terms of such services, to be provided by our independent auditor;

  •
  reviewing and discussing with management and the independent auditors the Company's annual and quarterly financial statements and related disclosures;

  •
  coordinating the oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  •
  discussing the Company's risk management policies;

  •
  reviewing and approving all related party transactions for potential conflict of interest situations;

  •
  establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns; and

  •
  meeting independently with our independent auditors and management.

Additionally, the Audit Committee is responsible for preparing the Audit Committee Report for inclusion in this and subsequent proxy statements in accordance with applicable rules and regulations.

Compensation Committee

        The Compensation Committee currently consists of Messrs. Gillis, Tabors and Walske. Mr. Tabors is the Chairman of the Compensation Committee. The Compensation Committee is responsible for determining and making recommendations with respect to all forms of compensation to be granted to executive officers of the Company. In fulfilling its role, the Compensation Committee's responsibilities include, but are not limited to:

  •
  annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

  •
  evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining the compensation of our Chief Executive Officer;

  •
  determining the compensation of our other executive officers;

  •
  overseeing an evaluation of our senior executives;

  •
  overseeing and administering the Company's incentive-based compensation plans and equity-based compensation plans;

  •
  reviewing and making recommendations to the Board of Directors with respect to director compensation;

  •
  reviewing and recommending the Company's Compensation Discussion and Analysis for inclusion in this and subsequent proxy statements; and

  •
  preparing the Compensation Committee Report for inclusion in this and subsequent proxy statements in accordance with applicable rules and regulations.

        The Board of Directors has determined that Messrs. Gillis, Tabors and Walske of the Compensation Committee each meet the independence requirements promulgated by Nasdaq. The Compensation Committee met nine times during the year ended September 30, 2007, and took action by unanimous written consent three times. The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Corporate Governance section of the Company's website at http://www.bladelogic.com.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board of Directors was established in connection with the Company's initial public offering on July 24, 2007, and currently consists of Messrs. Goodman, Gyenes and Walske. Mr. Gyenes is the Chairman of the Nominating and Corporate Governance Committee. In fulfilling its role, the Nominating and Corporate Governance Committee's responsibilities include, but are not limited to:

  •
  developing and recommending to the Board of Directors criteria for Board of Directors and committee membership;

  •
  establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

  •
  identifying individuals qualified to become members of the Board of Directors;

  •
  establishing procedures for stockholders to submit recommendations for director candidates;

  •
  recommending to the Board of Directors the persons to be nominated for election as directors and to each of the committees of the Board of Directors;

  •
  developing and recommending to the Board of Directors a set of corporate governance guidelines; and

  •
  overseeing the evaluation of the Board of Directors and management.

        As described below in the section entitled "Policies Governing Director Nominations," the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders.

        The Board of Directors has determined that Messrs. Goodman, Gyenes and Walske of the Nominating and Corporate Governance Committee each meet the independence requirements promulgated by Nasdaq. The Nominating and Corporate Governance Committee did not meet during the year ended September 30, 2007. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Corporate Governance section of the Company's website at http://www.bladelogic.com.

        For more corporate governance information, you are invited to access the Corporate Governance section of the Company's website available at http://www.bladelogic.com.

Independence of Members of the Board of Directors

        The Board of Directors has determined that Messrs. Gillis, Gyenes, Terbeek and Walske are independent within the meaning of the director independence standards of both Nasdaq and the SEC, including Rule 10A-3(b)(1) under the Exchange Act. Messrs. Goodman and Tabors are independent within the meaning of the Nasdaq independence standards, but not the SEC standards. The Board of Directors has determined that each of the committees of the Board of Directors is currently independent within the meaning of Nasdaq's and the SEC's director independence standards.

Executive Sessions of Independent Directors

        Non-management members of the Board of Directors meet without the employee director of the Company following certain regularly scheduled in-person meetings of the Board of Directors. Executive sessions of the independent directors are held at least one time each year following regularly scheduled in-person meetings of the Board of Directors. These executive sessions include only those directors who meet the independence requirements promulgated by Nasdaq, and Mr. Walske is responsible for chairing these executive sessions.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2007, Messrs. Gillis, Tabors and Walske served as members of the Compensation Committee. No member of the Compensation Committee was an employee or former employee of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure herein.

        During fiscal 2007, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Policies Governing Director Nominations

  Director Qualifications

        The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. The Nominating and Corporate Governance Committee must be satisfied that each committee-recommended nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders. In addition to these minimum qualifications, the Nominating and Corporate Governance Committee shall recommend that the Board of Directors select persons for nomination to help ensure that a majority of the Board of Directors shall be "independent," in accordance with the standards established by Nasdaq, and that at least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an "audit committee financial expert," as defined by SEC rules. Finally, in addition to any other standards the Nominating and Corporate Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Nominating and Corporate Governance Committee may consider whether a nominee has direct experience in the industry or in the markets in which we operate and whether the nominee, if elected, will assist in achieving a mix of Board members that represents a diversity of background and experience.

  Process for Identifying and Evaluating Director Nominees

        The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

        Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors' approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates to the Board of Directors for appointment to the committees of the Board of Directors.

  Procedures for Recommendation of Director Nominees by Stockholders

        The Nominating and Corporate Governance Committee will consider director nominee candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for director nominee candidates, shall follow the following procedures:

        The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not less than 120 calendar days prior to the first anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting.

        All recommendations for nomination must be in writing and include the following:

•
The name and address of record of the stockholder.

•
A representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934.

•
The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

•
A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria approved by the Nominating and Corporate Governance Committee from time to time and set forth in the Nominating and Corporate Governance Committee charter.

•
A description of all arrangements or understandings between the stockholder and the proposed director candidate.

•
The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Company's annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

•
Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to SEC rules.

        Nominations must be sent to the attention of the Secretary of the Company by U.S. mail (including courier or expedited delivery service) to:

        BladeLogic, Inc.
        10 Maguire Road
        Building 3
        Lexington, MA 02421
        Attn: Secretary of BladeLogic, Inc.

        The Secretary of the Company will promptly forward any such nominations to the Nominating and Corporate Governance Committee. As a requirement to being considered for nomination to the Company's Board of Directors, a candidate may need to comply with the following minimum procedural requirements:

•
A candidate must undergo a comprehensive private investigation background check by a qualified company of the Company's choosing; and

•
A candidate must complete a detailed questionnaire regarding his or her experience, background and independence.

        Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the Board of Directors. In addition to these procedures for recommending a director nominee to the Nominating and Corporate Governance Committee, a stockholder may propose an individual for election to the Board of Directors in accordance with the Company's By-Laws, as described in the "Stockholder Proposals" section of this Proxy Statement.

Policy Governing Securityholder Communications with the Board of Directors

        The Board of Directors provides to every securityholder the ability to communicate with the Board of Directors as a whole and with individual directors on the Board of Directors through an established process for securityholder communication as follows:

        For securityholder communications directed to the Board of Directors as a whole, securityholders may send such communications to the attention of the Chairman of the Board of Directors by U.S. mail (including courier or expedited delivery service) to:

        BladeLogic, Inc.
        10 Maguire Road
        Building 3
        Lexington, MA 02421
        Attn: Chairman of the Board of Directors

        For securityholder communications directed to an individual director in his or her capacity as a member of the Board of Directors, securityholders may send such communications to the attention of the individual director by U.S. mail (including courier or expedited delivery service) to:

        BladeLogic, Inc.
        10 Maguire Road
        Building 3
        Lexington, MA 02421
        Attn: [Name of the director]

        The Company will forward any such securityholder communication to the Chairman of the Board of Directors, as a representative of the Board of Directors, or to the director to whom the communication is addressed.

Policy Governing Director Attendance at Annual Meetings of Stockholders

        The Company's policy is that all directors are encouraged to attend the Company's Annual Meeting of Stockholders. This is our first Annual Meeting of Stockholders since we consummated our initial public offering on July 24, 2007.

Board of Directors Evaluation Program

        In order to maintain the Company's governance standards, the Board of Directors is required to undertake annually a formal self-evaluation process. As part of this process, the Board of Directors evaluates a number of competencies, including but not limited to: Board structure; Board roles; Board processes; Board composition, orientation and development; and Board dynamics, effectiveness and involvement. The evaluation process also includes consideration of the appropriate Board size, succession planning and the technical, business and organizational skills required of future Board members.

Code of Ethics

        The Company has adopted a "code of ethics," as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act, that applies to all of the Company's directors and employees worldwide, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct is available at the Investor Relations section of the Company's website at http://www.bladelogic.com. A copy of the Code of Business Conduct may also be obtained, free of charge, from the Company upon a request directed to: BladeLogic, Inc., 10 Maguire Road, Building 3, Lexington, MA 02421, Attention: Secretary. The Company intends to disclose any amendment to or waiver of a provision of the Code of Business Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website available at http://www.bladelogic.com.

        For more corporate governance information, you are invited to access the Investor Relations section of the Company's website available at http://www.bladelogic.com.

Certain Business Relationships and Related Party Transactions

        In accordance with its charter, the Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all related party transactions.

        On July 30, 2007, we paid approximately $2.9 million to investment funds affiliated with Battery Ventures, that are collectively significant stockholders, and approximately $2.9 million to investment funds affiliated with Bessemer Venture Partners, that are collectively significant stockholders, to redeem all outstanding Series A redeemable preferred stock simultaneously with the closing of our initial public offering. All such payments were made pursuant to our certificate of incorporation and a redemption agreement between the Company and each entity, as then in effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each executive officer of the Company named in the Summary Compensation Table set forth below under "Executive and Director Compensation"; and (iv) by all directors and executive officers of the Company as a group.

        The applicable ownership percentage is based upon 27,245,404 shares of our Common Stock outstanding as of the Record Date.

	Shares Beneficially Owned	Percentage
Name and Address of Beneficial Owner(1) More Than 5% Holders
Battery Funds(2)	3,960,432	14.5%
BVP Entities(3)	4,747,836	17.4%
Globespan Funds(4)	3,760,659	13.8%
MK Capital Funds(5)	1,569,507	5.8%
Executive Officers and Directors
Dev Ittycheria(6)	1,278,981	4.6%
John J. Gavin, Jr.(7)	91,550	*
Vijay Manwani(8)	1,161,325	4.2%
John McMahon(9)	338,397	1.2%
Steven C. Walske(10)	363,829	1.3%
Edwin J. Gillis(11)	97,222	*
Robert P. Goodman(12)	4,747,836	17.4%
Peter Gyenes(13)	75,111	*
R. David Tabors(14)	3,960,432	14.5%
Mark Terbeek(15)	1,569,507	5.8%
All executive officers and directors as a group(16) (10 persons)	13,684,190	48.6%

  *
  Represents less than 1% of the outstanding shares of Common Stock.

  (1)
  Except as otherwise indicated, addresses are c/o BladeLogic, Inc., 10 Maguire Road, Building 3, Lexington, Massachusetts 02421.

  (2)
  Amounts shown reflect the aggregate number of shares of our common stock held by Battery Ventures VI, L.P. and Battery Investment Partners VI, LLC (collectively, the "Battery Funds"). One of our directors, R. David Tabors, is a managing member of Battery Partners VI, LLC, which is the sole general partner of Battery Ventures VI, L.P., and is a member of Battery Investment Partners VI, LLC. The sole general partner of Battery Ventures VI, L.P. is Battery Partners VI, LLC. The managing members of Battery Partners VI, LLC are Thomas J. Crotty, Oliver D. Curme, Richard D. Frisbie, Morgan M. Jones, Kenneth P. Lawler, Mark H. Sherman, Scott Tobin and R. David Tabors, who hold voting and dispositive power for the shares held by the owner. R. David Tabors is one of our directors. All of the above disclaim beneficial ownership of the shares except to the extent of their pecuniary interest. See Note 14 below. The managers of Battery Investment Partners VI, LLC are Thomas J. Crotty and Oliver D. Curme, who hold voting and dispositive power for the shares held by the owner. R. David Tabors, one of our directors, is a member of Battery Investment Partners VI, LLC. All of the above disclaims beneficial ownership of the shares except to the extent of any pecuniary interest therein. See Note 14 below. The address of the Battery Funds is c/o Battery Ventures, Reservoir Woods, 930 Winter Street, Suite 2500, Waltham, MA 02451.

  (3)
  Amounts shown reflect the aggregate number of shares of our common stock held by Bessemer Venture Partners V L.P., Bessec Ventures V L.P., BVE 2001 LLC, BVE 2001(Q) LLC and BIP 2001 L.P. (collectively, the "BVP Entities"). The address of the BVP Entities is c/o Bessemer Venture Partners, 1865 Palmer Ave., Suite 104, Larchmont, NY 10538.

    Deer V & Co. LLC is the general partner of Bessemer Venture Partners V L.P., Bessec Ventures V L.P., BVE 2001 LLC, BVE 2001(Q) LLC and BIP 2001 L.P. (collectively, the "BVP Entities"), which are beneficial owners of more than 5% of our voting securities. Robert P. Goodman, Robin S. Chandra, J. Edmund Colloton and David J. Cowan are the managing members of the Deer V & Co. LLC and share voting and dispositive power over the shares held by the BVP Entities. Robert P. Goodman, a member of our board of directors since September 2001, disclaims ownership of the shares held by the BVP Entities except to the extent of his pecuniary interest in such shares. See Note 12 below.

  (4)
  Amounts shown reflect the aggregate number of shares of our common stock held by JAFCO America Technology Fund III, L.P., JAFCO America Technology Cayman Fund III, L.P., JAFCO USIT Fund III, L.P. and JAFCO America Technology Affiliates Fund III, L.P. (collectively, the "Globespan Funds"). The address of the Globespan Funds is c/o Globespan Capital Partners, One Boston Place, Suite 2810, Boston, MA 02108.

    Investment and voting control of the Globespan Funds is held by JAV Management Associates III, L.L.C. Voting and investment power with respect to such shares is vested in the managing members of JAV Management Associates III, L.L.C. consisting of Andrew P. Goldfarb and Barry J. Schiffman.

  (5)
  Amounts shown reflect the aggregate number of shares of our common stock held by MK Capital SBIC, L.P. and MK Capital, L.P. (collectively, the "MK Capital Funds"). The address of the MK Capital Funds is 1033 Skokie Blvd, Suite 430, Northbrook, IL 60062.

    Investment and voting control of the MK Capital Funds is held by MK Capital Company. Voting and investment power with respect to such shares is vested in the investment committee of MK Capital Company, which consists of four individuals, Mark Terbeek, Karen Buckner, Mark Koulogeorge and Bret Maxwell. Mark Terbeek, who is a general partner at MK Capital, has been a member of our board of directors since May 2004. See Note 15 below.

  (6)
  Includes 125,000 shares of our common stock held by the Dev Ittycheria 2007 GRAT, of which Mr. Ittycheria is the trustee. Also includes 316,708 shares subject to options that are immediately exercisable or exercisable within 60 days of the Record Date and 65,469 shares of restricted stock that contain restrictions on transfer.

  (7)
  Includes 78,750 shares subject to options that are immediately exercisable or exercisable within 60 days of the Record Date and 10,000 shares of restricted stock that contain restrictions on transfer.

  (8)
  Includes 150,000 shares of our common stock held by the Vijay Manwani 2007 GRAT, of which Mr. Manwani is the trustee. Also includes 316,708 shares subject to options that are immediately exercisable or exercisable within 60 days of the Record Date and 10,313 shares of restricted stock that contain restrictions on transfer.

  (9)
  Includes 181,807 shares subject to options that are immediately exercisable or exercisable within 60 days of the Record Date and 35,313 shares of restricted stock that contain restrictions on transfer.

  (10)
  Amounts shown reflect 223,529 shares of our common stock held by Myriad Investments, LLC. Mr. Walske is a Managing Director of Myriad Investments, and may be considered to have beneficial ownership of Myriad Investments' interest in us. Also includes 61,382 shares of restricted stock that contain restrictions on transfer.

  (11)
  Includes 75,000 shares of restricted stock that contain restrictions on transfer.

  (12)
  Robert Goodman is a Managing Partner of Bessemer Venture Partners and may be considered to have beneficial ownership of the BVP Entities' interest in us. Mr. Goodman disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest in such shares. Mr. Goodman has been a member of our board of directors since September 2001. See Note 3 above.

  (13)
  Includes 44,688 shares of restricted stock that contain restrictions on transfer.

  (14)
  R. David Tabors is a General Partner of Battery Ventures, and may be considered to have beneficial ownership of the Battery Funds' interest in us. Mr. Tabors disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest in such shares. Mr. Tabors has been a member of our board of directors since September 2001. See Note 2 above.

  (15)
  Mark Terbeek is a General Partner of MK Capital, and may be considered to have beneficial ownership of the MK Capital Funds' interest in us. Mr. Terbeek disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. Mr. Terbeek has been a member of our board of directors since May 25, 2004. See Note 5 above.

  (16)
  Includes 893,973 shares subject to options that are immediately exercisable or exercisable within 60 days of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. The Company became subject to Section 16(a) reporting obligations on July 24, 2007, upon the SEC declaring the registration statement for our initial public offering effective. Based on its review of the copies of such filings received by it from July 24, 2007 to the present, the Company believes that no Reporting Person filed a late report during the most recent fiscal year.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to our president and chief executive officer, our current chief financial officer, our prior chief financial officer and our other three most highly compensated executive officers as determined in accordance with applicable SEC rules, who are collectively referred to as our "named executive officers."

        We provide what we believe is a competitive total compensation package to our executive management team through a combination of a base salary, an annual bonus opportunity, a long-term incentive opportunity and other benefits. Our Compensation Committee is responsible for establishing and administering our policies governing the compensation for our executive officers. The Compensation Committee is composed entirely of independent, non-employee directors. See "Management—Compensation Committee."

Objectives of Our Executive Compensation Program

        Our executive compensation program is designed to achieve the following objectives:

  •
  Attract and retain talented and experienced executive officers;

  •
  Motivate and reward executive officers whose knowledge, skills and performance are critical to our success;

  •
  Align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value;

  •
  Provide a competitive compensation package which is weighted towards pay-for-performance, and in which total compensation is primarily determined by the Company's and the individual's achievement of results and the creation of stockholder value;

  •
  Foster a shared commitment among executive officers by aligning the Company's goals with their individual goals; and

  •
  Compensate our executive officers to manage our business to meet our objectives.

        We place significant emphasis on pay-for-performance based incentive compensation which is designed to reward the achievement of predetermined company and individual goals and the generation of increased stockholder value. Performance is measured based on our overall financial performance as well as the achievement of company, departmental and individual performance goals, in each case, as determined by our Compensation Committee. The goals for our company, departments and individuals are established so that target attainment is not assured and the attainment of payment for performance at or above-target levels will require significant effort on the part of our executive officers.

Our Executive Compensation Process

        The compensation packages for our executive officers are reviewed by the Compensation Committee and include an analysis of all elements of compensation separately and in the aggregate. In establishing compensation levels for each executive officer, the compensation committee receives recommendations from our president and chief executive officer with respect to other executive officers and the Committee has the authority to engage the services of outside experts to assist it. In addition, our legal, finance, human resources and sales operations departments support the Compensation Committee in its work and act in accordance with the direction given to them to fulfill various functions in administering our compensation programs.

        Recognizing the importance of maintaining (i) sound principles for the development and administration of executive compensation and (ii) strong links between executive pay and performance, the Compensation Committee took the following steps, among others, in fiscal 2007:

  •
  Engaged an independent third-party compensation consultant to report directly to the Compensation Committee on executive compensation matters;

  •
  Established an industry-specific peer group for executive compensation and performance comparisons;

  •
  Approved base salaries, bonus targets, and long-term incentive awards for the fiscal year; and

  •
  Altered the form of long-term incentive awards from stock options to restricted shares to better manage dilution and to provide stronger retention capability given the intensely competitive market for executive talent in our industry.

        The Compensation Committee also considers the competitive market for executive compensation. The Compensation Committee seeks to maintain competitive compensation because we believe that attracting and retaining exceptional talent is a key component in building a sustainable competitive advantage in the market. The Compensation Committee considers the need and rationale for each element of compensation and the amounts that are targeted and awarded in relation to our performance vis-à-vis the performance of our peer group.

        After these reviews, the Compensation Committee believes that both the individual elements of compensation and the compensation in total for each of our named executive officers for fiscal 2007 is appropriate given our performance, the position as compared to the competitive labor market, and his/her relative performance and importance to BladeLogic.

        During fiscal 2007, the Compensation Committee held nine meetings, which were attended by the members of the Compensation Committee, our president and chief executive officer and our chief financial officer. The Compensation Committee also held an executive session during fiscal 2007, which was attended by the Compensation Committee members without any executive officer present.

Role of Our Independent Compensation Consultant

        The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. In accordance with this authority, the Compensation Committee, beginning in May 2007, engaged DolmatConnell & Partners, Inc., as independent outside compensation consultant to advise the Compensation Committee on matters related to the compensation of our named executive officers and directors. DolmatConnell advises our Compensation Committee on executive and director compensation benchmarking and program design and frequently attends meetings of the Compensation Committee and participates in the executive sessions thereof.

        DolmatConnell recommends the industry peer group for purposes of comparison and benchmarking executive and director compensation and performs compensation analyses, focused on financial performance comparisons and compensation. DolmatConnell sometimes recommends specific pay level changes for executive officers. The assignments of DolmatConnell are determined by the chair of the Compensation Committee and/or management as directed by the Compensation Committee.

        With the assistance of DolmatConnell, we benchmark all elements of total direct compensation (base salary, bonus, total cash compensation, and all forms of long-term incentives) to the competitive marketplace. Working with DolmatConnell, the Compensation Committee included the companies in our peer group that:

  •
  Provide reasonable comparisons for pay and performance purposes;

  •
  Generally overlap with our labor market for talent;

  •
  Exhibit revenue and market capitalization size within approximately 1/2x to 2x our revenue and market capitalization;

  •
  Possess a business model, characteristics (recently public companies), growth potential, and human capital intensity that are similar, though they need not be identical; and

  •
  Are U.S.-based public companies so that proxy statements and annual reports can be used to provide the appropriate compensation and financial data.

        The following fourteen companies represent the peer group our Compensation Committee used for comparative purposes in fiscal 2007:

Acme Packet	Aruba Networks	BigBand Networks
CommVault Systems	Double-Take Software	FalconStor Software
Guidance Software	Isilon Systems	MEDecision
Omniture	Opsware	Riverbed Technology
Synchronoss Technologies	Veraz Networks

        The Compensation Committee considers the following performance metrics of our Company in developing executive compensation: recognized revenue growth, earnings before income taxes and total stockholder return.

        We target base salaries to approximate the peer group 25th percentile and total target cash compensation to approximate the peer group 75th percentile. The base salaries, total cash compensation, long-term incentives and total target direct compensation of named executive officers in fiscal 2007 approximated the 75th percentile of the peer group. We believe these levels of compensation are necessary to attract and retain the caliber of executive talent we need given the highly competitive market in which we compete. Rationale for the mix of compensation is explained below.

Our Executive Compensation Programs

        The base salaries of our named executive officers approximated the 25th percentile of our peer group in fiscal 2007, bonus targets of our named executive officers approximated the 75th percentile, and long-term incentive value and the value of long-term incentive grants of our named executive officers approximated the 75th percentile of the peer group. As a result, the Company's mix of compensation is heavily weighted to "at risk" compensation that is based on performance.

        Just as our shareholders have their investments at risk when they invest in our company, we believe that a significant portion of our named executive officers' compensation should be at risk, and that the portion at risk should increase with the executive's level of responsibility. For example, only 9% of Mr. Ittycheria's total compensation related to fiscal 2007 was fixed (in the form of salary) and the remaining 91% was at risk during fiscal 2007 (11% was represented by his incentive bonus compensation, 39% by his long-term equity incentive opportunity granted and 40% by his restricted stock grant for his performance relating to our initial public offering). We believe that this weighting of performance-based at-risk compensation most effectively meets our critical objectives of performance alignment and long-term retention of top talent.

        The Compensation Committee considers total cash and equity compensation when setting the compensation of executive officers. In doing so, the committee considers the retention value of the long-term equity currently held by the executive and the impact that voluntary termination would have on the Company. Based on this review, the Committee may decide to adjust one or more elements of an executive's total compensation. The Compensation Committee aims to provide highly competitive total direct compensation; an executive's total compensation package is assessed when looking at the executive's competitive standing relative to the market. Additionally, the Compensation Committee seeks to provide a highly performance-based, at-risk compensation package to its executives, so as to provide a strong incentive to meet and achieve the Company's aggressive goals, so target bonuses and long-term incentive awards are looked at together as the "at risk" component of pay. Certain compensation decisions may specifically affect other elements of compensation. For example, because potential bonus payouts are based on the executive's base salary, increases in base salary also increase the amount of potential bonus payouts for which executives are eligible.

Components of Compensation

  Base Salary

        Base salaries are the only non-variable element of total compensation. They reflect each executive's responsibilities, the impact of the job, and the contributions each executive delivers to BladeLogic. Salaries are determined in part by competitive levels in the market—what companies in the peer group and executive compensation surveys pay executives with comparable responsibilities and job scope—and in part by internal equity considerations. Each year, the Compensation Committee reviews and establishes the base salary of BladeLogic's executive officers. Increases, if any, are based on individual performance, existing employment agreements and market conditions. To gauge market conditions, the Compensation Committee evaluates the competitor and market data compiled by DolmatConnell.

        The Compensation Committee reviews base salaries annually and may adjust individual salaries commensurately with performance, business impact, tenure and experience, and changes in job responsibilities and market practice. When establishing the base salary of any executive officer, we also consider business requirements for certain skills, individual experience and contributions, the roles and responsibilities of the executive officer and other factors. We believe that a competitive base salary is necessary to attract and retain an executive management team with the appropriate abilities and experience required to lead us. At its December 2006 meeting, the Compensation Committee reviewed recommendations for salary adjustments for our president and chief executive officer and the other three named executive officers. The Compensation Committee reviews the performance and compensation of our president and chief executive officer in several meetings each year, and makes adjustments to our president and chief executive officer's compensation effective October 1st.

        The base salaries paid to our named executive officers are set forth below in the Summary Compensation Table. See "—Summary of Executive Compensation." We believe that the base salaries paid to our executive officers during fiscal 2007 achieve our executive compensation objectives and is within our target of providing a base salary that approximates the 25th percentile of the peer group.

  Non-Equity Incentive Plan Compensation (Annual Cash Bonus Awards)

        Incentive bonus compensation for executive officers is paid under our Senior Executive Incentive Bonus Plan and is based on achieving predetermined targets for revenue and/or earnings before interest and taxes (EBIT), depending upon the executive. The Compensation Committee believes that these measures provide an objective measure of senior executive officers' success in increasing shareholder value. The Compensation Committee may also use discretionary performance-based objectives, as well as decide in the future to use additional or different performance measures for the payment of incentive bonus compensation.

        The targets for revenue and EBIT are established by our Board of Directors within the first 90 days of each fiscal year based on a review of the Company's budget and strategic plan for the year. The Compensation Committee then establishes targets that specify bonus compensation as a percentage of base salary depending on the level of revenue and EBIT performance achieved during the fiscal year. Once established the targets for revenue and EBIT may be modified only with the approval of the independent Board of Directors, except to reflect changes in the Company's common stock (such as stock splits, stock dividends or recapitalizations). There were no modifications to the fiscal 2007 revenue and EBIT targets used in the bonus calculation.

        The Compensation Committee determines target and maximum bonus levels to reward the achievement of performance objectives, and to provide an element of annual cash compensation that is variable in nature. Target incentive opportunities are designed to provide cash compensation that approximates the 75th percentile of the market. No payments will be made under our Senior Executive Incentive Bonus Plan to the extent minimum performance goals are not met. In addition, the Compensation Committee designs the matrix so that the top range of compensation is only earned with significant EBIT and revenue out-performance. Payment of the incentive bonus compensation is subject to a review of each executive officer's individual performance. Currently, all payments are made in cash.

        For fiscal 2007, the revenue and EBIT targets were approved by our independent Board of Directors in October 2006, and the incentive bonus compensation targets for fiscal 2007 were set by the Compensation Committee in October 2006. As part of our initial public offering process, the Compensation Committee approved our Senior Executive Incentive Bonus Plan in May 2007, which plan reflected the bonus compensation targets established in October 2006. Our executive officers were eligible to receive incentive bonus compensation as a percentage of base salary as set forth below depending on the level of revenue and EBIT performance achieved during the year, as well as individual performance. Our fiscal 2007 EBIT and revenue resulted in payments to our named executive officers equal to a range of 45% to 165% of base salary.

Named Executive Officer	2007 Target Bonus as % of Base Salary	2007 Maximum Bonus as % of Base Salary	2007 Actual Bonus	2007 Actual Bonus as % of Base Salary
Dev Ittycheria	100%	125%	$242,830	121%
John G. Gavin, Jr.(1)	50%	75%	$79,183	45%
John McMahon	130%	—	$289,110	165%
Vijay Manwani	90%	120%	$214,041	116%
Jeffrey Liotta(2)	—	—	—	—
Melissa Cruz(3)	—	—	—	—

(1)
Mr. Gavin began his employment with us in January 2007. His annual base salary for fiscal 2007 was $175,000.

(2)
Mr. Liotta resigned from his position as our Vice President, Research and Development, effective October 5, 2007. See "—Agreements with Executive Officers."

(3)
Ms. Cruz resigned from her position as our Senior Vice President and Chief Financial Officer, effective January 31, 2007. See "—Agreements with Executive Officers."

  Long-Term Equity Incentives

        The Compensation Committee believes that long-term equity incentive compensation aligns the interests of executive officers with those of our stockholders. The Compensation Committee also believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive bonus compensation with an emphasis on long-term financial results and help to retain key executive officers.

        The Compensation Committee continually evaluates all forms of long-term equity incentive compensation for executive officers, including stock options, restricted stock, restricted stock units and stock appreciation rights. Through July 2007, the Compensation Committee had primarily used stock options for long-term equity incentive compensation. Beginning in September 2007, the Compensation

Committee has primarily used restricted stock for long-term equity incentive compensation, believing such grants provide the mix of compensation required to be competitive in our highly competitive employment market and that such grants are an effective incentive tool with the value increasing as our stock price increases. In addition, the Compensation Committee believes that providing for vesting periods over four years and a term of six years, encourages executive officers to focus on long-term financial results, rather than short-term gains.

        When establishing equity incentive grant levels for executive officers, the Compensation Committee considers information from the DolmatConnell compensation benchmarking study, previous grants of equity incentives, vesting schedules and exercise prices of outstanding equity incentives and the current stock price. Like the fiscal 2007 bonus payments to executive officers, long-term incentive equity grants are determined by the Compensation Committee under our Senior Executive Incentive Bonus Plan. The Compensation Committee determines target and maximum equity grant levels to reward the achievement of revenue performance objectives. No grants will be made under our Senior Executive Incentive Bonus Plan to the extent minimum revenue performance goals are not met. In addition, the Compensation Committee designs the structure so that the top range of equity grant is only earned with significant revenue out-performance.

        Historically, the Company granted incentive equity to executive officers at the first regularly scheduled Board or Compensation Committee meeting after the end of the fiscal year. In April 2007, the Compensation Committee evaluated its incentive equity practices, and determined to grant incentive equity in fiscal 2007 based on periodic performance, after results for the prior period are finalized and reported to the Audit Committee. As a result, grants of stock options and restricted stock under the Senior Executive Incentive Bonus Plan were made by the Compensation Committee to named executive officers in April, July and November 2007 in consideration of the Company's excellent revenue performance.

        In addition, pursuant to an agreement entered into between the Company and Mr. Ittycheria in April 2007, Mr. Ittycheria was granted 50,000 shares of our common stock subject to restriction upon the closing of the our initial public offering. Pursuant to the terms of his offer letter entered into by Mr. Gavin and the Company in January 2007, Mr. Gavin received an option to purchase 269,999 shares of our common stock. Pursuant to his offer letter, Mr. Gavin also received 30,000 shares of our common stock upon the closing of our initial public offering. In October 2007, Mr. McMahon was granted 25,000 shares of common stock subject to restriction based on his promotion to the position of chief operating officer of the Company. Grants of stock options or restricted stock outside the Senior Executive Incentive Bonus Plan may be made by the Compensation Committee for certain performance or related matters.

        All stock options were granted with an exercise price equal to the fair market value of our common stock as determined by the Compensation Committee. The grants below are subject to vesting over four years and our standard Incentive Stock Option Agreement, Non-qualified Stock Option Agreement or Restricted Stock Agreement, as applicable.

Name	Grant Date	No. of Shares Underlying Option	No. of Shares of Restricted Stock	Exercise Price
Dev Ittycheria(1)	04/05/2007	54,375	—	$10.00
	07/24/2007	27,188	—	$17.00
	07/24/2007	—	50,000	—
	11/06/2007	—	15,469	—
John J. Gavin, Jr.(2)	01/08/2007	269,999	—	$4.40
	04/05/2007	18,125	—	$10.00
	07/24/2007	18,125	—	$17.00
	07/24/2007	30,000	—	$17.00
	11/06/2007	—	10,000	—
John McMahon	04/05/2007	36,250	—	$10.00
	07/24/2007	18,125	—	$17.00
	11/06/2007	—	10,313	—
Vijay Manwani	04/05/2007	36,250	—	$10.00
	07/24/2007	18,125	—	$17.00
	11/06/2007	—	10,313	—
Jeffrey Liotta(3)	04/05/2007	21,750	—	$10.00
	07/24/2007	10,875	—	$17.00
Melissa Cruz(4)	—	—	—	—

(1)
Mr. Ittycheria was granted 50,000 shares of restricted stock by the Board of Directors upon the closing of our initial public offering. This grant was made under the 2007 Stock Option and Incentive Plan but outside the Senior Executive Incentive Bonus Plan. The shares are subject to vesting over four years and the grant is subject to the our standard restricted stock agreement.

(2)
Mr. Gavin was granted 269,999 shares subject to option by the Compensation Committee upon his joining the Company in January 2007 and 30,000 shares subject to option by the Compensation Committee upon the closing of the Company's initial public offering. These grants were made under the Third Amended and Restated 2001 Stock Option and Grant Plan and the 2007 Stock Option and Incentive Plan respectively, but outside the Senior Executive Incentive Bonus Plan. The shares are subject to vesting over four years and the grant is subject to the Company's standard stock option agreement.

(3)
Mr. Liotta resigned from his position as our Vice President, Research and Development, effective October 5, 2007. See "—Agreements with Executive Officers."

(4)
Ms. Cruz resigned from her position as our Senior Vice President and Chief Financial Officer, effective January 31, 2007. See "—Agreements with Executive Officers."

  Other Benefits Programs

        We believe in creating a cooperative environment in which all employees are committed to us and motivated to meet our business objectives. Towards this end, we offer our employees various benefits, including medical, vision and dental care plans, flexible spending accounts for healthcare and dependent care, life and disability insurance, a 401(k) plan and paid time off. Members of senior management are entitled to life insurance, disability and paid time off benefits that are the same as those provided to our other employees.

Conclusion

        The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving that goal.

Compensation Committee Report

        No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on its review of, and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors and the Board of Directors has agreed that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee,
R. David Tabors (Chairman)
Edwin J. Gillis
Steven C. Walske

Summary of Executive Compensation

        The following summarizes the compensation earned during the year ended September 30, 2007 by our president and chief executive officer, our chief financial officer, our prior chief financial officer and our three other most highly compensated executive officers who were serving as executive officers on September 30, 2007 and whose total compensation exceeded $100,000.

Summary Compensation Table—Fiscal 2007

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Dev Ittycheria President and Chief Executive Officer	2007	200,000	1,282,823	398,814	242,830	—	2,124,467
John J. Gavin, Jr.(2) Executive Vice President and Chief Financial Officer	2007	130,689	279,800	916,543	79,183	—	1,406,215
John McMahon Executive Vice President and Chief Operating Officer	2007	185,000	288,558	265,874	289,110	—	1,028,990
Vijay Manwani Executive Vice President and Chief Technical Officer	2007	185,000	288,558	265,874	214,041	—	953,473
Jeffrey Liotta(3) Vice President, Research and Development	2007	175,000	—	159,524	—	—	334,524
Melissa Cruz(4) Senior Vice President and Chief Financial Officer	2007	58,333	—	—	—	247,631	305,964

(1)
Valuation of these stock and option awards is based on the dollar amount of share-based compensation recognized for financial statement reporting purposes pursuant to SFAS 123R with respect to fiscal 2007, except that such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions. The assumptions used by us with respect to the valuation of stock and option awards are set forth in Note 9—"Stockholders' Equity (Deficit)" to our financial statements included elsewhere in this prospectus. The individual awards reflected in this summary compensation table are set forth in the table in the Long-Term Incentive Equity section above.

(2)
Mr. Gavin began his employment with us in January 2007. His annual base salary for fiscal 2007 was $175,000.

(3)
Mr. Liotta resigned from his position as our Vice President, Research and Development, effective October 5, 2007. In connection with his resignation, we executed a separation agreement and general release on October 18, 2007 which is described below under "—Agreements with Named Executive Officers."

(4)
Ms. Cruz resigned from her position as our Senior Vice President and Chief Financial Officer, effective January 31, 2007. All Other Compensation includes the following payments made to Ms. Cruz in respect of her severance agreement with the Company: $87,500 for six months salary continuation, $7,756 for six months health and dental benefits continuation and $21,875 paid in lieu of Ms. Cruz's fiscal 2007 bonus. In addition, All Other Compensation includes $130,500, which represents the value of the acceleration of 45,000 shares subject to option in respect of her severance agreement with the Company, which value was calculated using $4.50, the deemed fair value per share of our common stock as determined by our compensation committee on January 30, 2007, less the exercise price of $1.60. See "—Agreements with Executive Officers."

Agreements with Named Executive Officers

  Dev Ittycheria

        On September 6, 2001, we entered into an employment agreement with our president and chief executive officer, Dev Ittycheria. The agreement automatically renews each year unless either Mr. Ittycheria or the Company gives notice not less than thirty days before the anniversary of the agreement of such party's intent not to renew the agreement. Mr. Ittycheria's agreement originally called for the payment of $180,000 in annual base salary, subject to increases in amounts approved by our board of directors or the compensation committee. The agreement entitles Mr. Ittycheria to participate in any annual incentive program established by our board of directors or the compensation committee. Mr. Ittycheria was paid a base salary of $200,000 and a performance bonus of $242,830 as a result of his and the Company's performance in fiscal 2007.

        Mr. Ittycheria's agreement provides standard company insurance and retirement benefits. Mr. Ittycheria also entered into an employee confidentiality, assignment of inventions and non-competition agreement with us concurrently with the execution of his employment agreement, whereby Mr. Ittycheria agreed not to compete with us, or solicit or divert our clients for a period ending one year following the termination of his employment with us for any reason. Additionally, Mr. Ittycheria agreed to refrain from soliciting or hiring any of our employees for a period of one year following the termination of his employment with us for any reason.

  John J. Gavin, Jr.

        On November 27, 2006, we entered into an offer letter regarding the employment of our executive vice president and chief financial officer, John J. Gavin, Jr. In accordance with the terms of the offer letter, Mr. Gavin, who began his employment on January 2, 2007, was originally paid an annual base salary of $175,000 and was eligible to receive a targeted annual performance bonus of up to 50% of his base compensation if certain performance objectives were met. Mr. Gavin was paid a base salary of $130,689 and a performance bonus of $79,183 as a result of his and the Company's performance in fiscal 2007.

        Mr. Gavin also entered into an employee non-competition, nondisclosure and developments agreement as a condition of his employment, whereby Mr. Gavin agreed not to compete with us, or solicit or divert our clients for a period ending one year following the termination of his employment for any reason. Additionally, Mr. Gavin agreed to refrain from soliciting or hiring any of our employees for a period of one year following the termination of his employment for any reason. Mr. Gavin also agreed not to reveal, at any time, any confidential information or trade secrets of ours and that any intellectual property developments and benefits of such intellectual property developments generated by Mr. Gavin during the term of his employment are "works for hire" and are our property.

  Vijay Manwani

        On September 6, 2001, we entered into an employment agreement with our executive vice president and chief technology officer, Vijay Manwani. The agreement automatically renews each year unless either Mr. Manwani or the Company gives notice not less than thirty days before the anniversary of the agreement of such party's intent not to renew the agreement. Mr. Manwani's agreement originally called for the payment of $175,000 in annual base salary, subject to increases in amounts approved by our board of directors or the compensation committee. The agreement entitles

Mr. Manwani to participate in any annual incentive program established by our board of directors or the compensation committee. Mr. Manwani was paid a base salary of $175,000 and a performance bonus of $214,041 as a result of his and the Company's performance in fiscal 2007.

        Mr. Manwani's agreement provides standard company insurance and retirement benefits. Mr. Manwani also entered into an employee confidentiality, assignment of inventions and non-competition agreement with us concurrently with the execution of his employment agreement, whereby Mr. Manwani agreed not to compete with us, or solicit or divert our clients for a period ending one year following the termination of his employment with us for any reason. Additionally, Mr. Manwani agreed to refrain from soliciting or hiring any of our employees for a period of one year following the termination of his employment with us for any reason.

  John McMahon

        On August 24, 2005, we entered into an offer letter regarding the employment of our executive vice president and chief operating officer, John McMahon. In accordance with the terms of the offer letter, Mr. McMahon was originally paid an annual base salary of $175,000 and was eligible to receive an annual commission bonus of $225,000 per year (or higher as determined by our compensation plan), paid on a quarterly basis, if certain performance objectives are met in accordance with the business plan set by our president and chief executive officer. Mr. McMahon was paid a base salary of $185,000 and an annual commission bonus of $289,110 in fiscal 2007.

        Mr. McMahon also entered into an employee non-competition, nondisclosure and developments agreement as a condition of his employment, whereby Mr. McMahon agreed not to compete with us, or solicit or divert our clients for a period ending one year following the termination of his employment for any reason. Additionally, Mr. McMahon agreed to refrain from soliciting or hiring any of our employees for a period of one year following the termination of his employment for any reason. Mr. McMahon also agreed not to reveal, at any time, any confidential information or trade secrets of ours and that any intellectual property developments and benefits of such intellectual property developments generated by Mr. McMahon during the term of his employment are "works for hire" and are our property.

  Jeffrey Liotta

        During fiscal 2007, Mr. Liotta was paid a base salary of $175,000 pursuant to an offer letter dated June 20, 2006. On October 18, 2007, we entered into a separation agreement and general release with Jeffrey Liotta, in connection with his resignation as our Vice President, Research and Development effective October 5, 2007. This agreement provides for salary continuation in the aggregate amount of $87,500 and health insurance premium continuation, each through April 5, 2008, subject to mitigation in the event Mr. Liotta is employed during such period. This agreement contains standard confidentiality provisions and incorporates the terms of his non-competition agreement, which contains standard assignment of invention provisions and requires Mr. Liotta to refrain from competing with us, soliciting our clients and hiring any individual that had been employed with us within the past twelve months, through October 5, 2008. Subject to limited exceptions in the agreement, the Company and Mr. Liotta mutually released each other from all claims arising from his employment. In connection with his execution of this agreement, Mr. Liotta received a final lump sum payment in lieu of bonus in the amount of $67,034. In June 2006, Mr. Liotta was granted 62,500 shares of restricted stock for which he paid $2.70 per share and were subject to repurchase, 19,531 of which were vested as of October 5, 2007. In June 2006, Mr. Liotta was granted 187,500 shares subject to option at an exercise price of $2.70 per share, 58,593 of which were vested as of October 5, 2007. In April 2007, Mr. Liotta granted 21,749 shares subject to option at an exercise price of $10.00 per share, none of which was vested as of October 5, 2007. In connection with his separation agreement, we agreed that each such grant shall vest for the shorter of: (i) an additional six months or (ii) that date upon which Mr. Liotta is employed outside the Company.

  Melissa Cruz

        On November 9, 2006, we entered into a separation agreement and general release with Melissa Cruz, in connection with her resignation as our Chief Financial Officer. This agreement provided for salary continuation in the aggregate amount of $87,500 and health insurance premium continuation, each through July 2007. This agreement contains standard confidentiality provisions, and incorporates the terms of her non-competition agreement, which contains standard assignment of invention provisions and requires Ms. Cruz to refrain from competing with us, soliciting our clients and hiring any individual that had been employed with us within the past twelve months, through November 2007. Subject to limited exceptions in the agreement, the Company and Ms. Cruz mutually released each other from all claims arising from her employment. In connection with her execution of this agreement, Ms. Cruz received a final pro-rated bonus payment in the amount of $21,875. In November 2005, Ms. Cruz was granted 187,500 shares subject to option at an exercise price of $1.60 per share, 11,250 of which vested in November 2006 and 45,000 of which vested on January 31, 2007 on an accelerated basis, as provided in her separation agreement.

Grants of Plan-Based Awards

        The following table sets forth certain information concerning the number and value of any unexercised options held by the named executive officers at September 30, 2007.

Grants of Plan-Based Awards—Fiscal 2007

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
												Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares Of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
Dev Ittycheria	—	—	200,000	250,000	—	—	—	—	—	—		—
	4/5/07	—	—	—	—	37,500	56,250	—	—	10.00	(3)	216,331
	7/24/07	—	—	—	—	18,750	28,125	50,000	—	17.00		1,032,483
	11/6/07	—	—	—	—	18,750	28,125	—	—	—		432,836
John J. Gavin, Jr.(4)	—	—	65,625	98,438	—	—	—	—	—	—		—
	1/8/07	—	—	—	—	—	—	—	269,999	4.40	(5)	521,422
	4/5/07	—	—	—	—	18,750	28,125	—	—	10.00	(3)	72,110
	7/24/07	—	—	—	—	9,375	14,063	—	30,000	17.00		323,010
	11/6/07	—	—	—	—	9,375	14,063	—	—	—		279,800
John McMahon	—	—	227,500	—	—	—	—	—	—	—		—
	4/5/07	—	—	—	—	25,000	37,500	—	—	10.00	(3)	144,221
	7/24/07	—	—	—	—	12,500	18,750	—	—	17.00		121,653
	11/6/07	—	—	—	—	12,500	18,750	—	—	—		288,558
Vijay Manwani	—	—	166,500	222,000	—	—	—	—	—	—		—
	4/5/07	—	—	—	—	25,000	37,500	—	—	10.00	(3)	144,221
	7/24/07	—	—	—	—	12,500	18,750	—	—	17.00		121,653
	11/6/07	—	—	—	—	12,500	18,750	—	—	—		288,558
Jeffrey Liotta(6)	—	—	87,500	131,250	—	—	—	—	—	—		—
	4/5/07	—	—	—	—	15,000	27,500	—	—	10.00	(3)	—
	7/24/07	—	—	—	—	12,500	13,750	—	—	17.00		—

(1)
These columns reflect the target and maximum cash bonus payout levels under our Senior Executive Incentive Bonus Plan for 2007. The actual amount earned by each named executive officer is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. Additional information about our Senior Executive Incentive Bonus Plan is included in the Compensation Discussion and Analysis section of this report.
(2)
These columns reflect the target and maximum equity grant levels under our Senior Executive Incentive Bonus Plan during 2007. The actual grants earned by each named executive officer is reported under the Long-Term Equity Incentives section of the Compensation Discussion and Analysis.
(3)
On April 5, 2007, no public market for our stock existed. Our compensation committee determined the fair value of our common stock to be $10.00 per share. The committee's determination of fair value was based in large part on a private sale of our common stock among current shareholders and an independent third party which took place on April 3, 2007 at a price of $10.00 per share. We engaged an unrelated third party valuation specialist who advised us that this private sale transaction qualified as an arm's-length transaction, the conditions for which were that the equity securities in the transaction were the same securities as those for which the fair value determination was being made and the transaction was a current transaction between willing parties
(4)
Mr. Gavin began his employment with us in January 2007.
(5)
On January 8, 2007, no public market for our stock existed. Our compensation committee determined the fair value of our common stock to be $4.40 per share. In determining the fair value, the compensation committee relied upon a contemporaneous valuation report prepared by an unrelated third party valuation specialist for us in contemplation of such option grants. In the contemporaneous valuation, the valuation specialist used a probability-weighted combination of the guideline public company method and the discounted future cash flow method to estimate our aggregate enterprise value as of January 8, 2007.
(6)
In October 2007, Mr. Liotta resigned as our Vice President, Research and Development. See "—Agreements with Executive Officers."

Equity Compensation Plans

  Third Amended and Restated 2001 Stock Option and Grant Plan

        Our Third Amended and Restated 2001 Stock Option and Grant Plan, or 2001 Option Plan, was adopted by our board of directors and approved by our stockholders on September 6, 2001, and amended on each of September 21, 2004, September 15, 2005 and November 14, 2006. As of July 30, 2007, our 2007 Stock Option and Incentive Plan, which is discussed in detail below, replaced our 2001 Stock Option Plan and our board of directors determined not to grant any further awards under the 2001 Option Plan.

        The 2001 Option Plan permitted us to make grants of incentive stock options, non-qualified stock options, restricted stock awards and unrestricted stock awards. We reserved an aggregate of 7,250,000 shares of our common stock for the issuance of awards under the 2001 Option Plan. The 2001 Option Plan is administered by either a committee of at least two directors, or by our full board of directors. The administrator of the 2001 Option Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2001 Option Plan.

        The 2001 Option Plan permits us to make grants to officers, employees, directors, consultants and other key persons (including prospective employees). Stock options granted under the 2001 Option Plan have a maximum term of ten years from the date of grant, and incentive stock options have an exercise price of no less than the fair market value of the common stock on the date of grant. There are certain limits on the number of awards that may be granted under the 2001 Option Plan.

        In the event of a merger, sale of assets or dissolution of our company, or a similar "sale event" in which all awards are not assumed or substituted by the successor entity, all stock options and the 2001 Option Plan will terminate upon the effective time of such sale event following an exercise period unless such awards are assumed or continued by the successor entity. Restricted stock shall be treated as provided in the relevant award agreement. These change in control provisions do not apply to our named executive officers and any other employees designated by our board of directors. See "—Potential Payments Upon Termination or Change in Control Agreements."

  2007 Stock Option and Incentive Plan

        Our 2007 Stock Option and Incentive Plan, or 2007 Option Plan, was adopted by our board of directors and approved by our stockholders on June 13, 2007. The 2007 Option Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock awards, restricted stock awards, unrestricted stock awards, cash-based awards, performance share awards and dividend equivalent rights. We reserved an initial amount of 1,332,750 shares of our common stock for the issuance of awards under the 2007 Option Plan. The maximum number of shares of reserved and available for issuance under our 2007 Option Plan is equal to be the sum of (i) 1,332,750 shares, and (ii) for a period of four years beginning in 2008 and ending in and inclusive of 2011, on the first day of October of each year, an additional number of shares equal to 5% of the outstanding number of shares of our common stock on the immediately preceding September 30 of such year, subject to adjustment as provided in our 2007 Option Plan. In addition, the shares of our common stock underlying any award made pursuant to our 2007 Option Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise) are added back to the shares of our common stock available for issuance under our 2007 Option Plan. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Generally, shares that are forfeited or canceled from awards under the 2007 Option Plan also will be available for future awards.

        The 2007 Option Plan is administered by either a committee of at least two independent, non-employee directors, by our compensation committee or by our full board of directors. The administrator of the 2007 Option Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2007 Option Plan.

        All of our full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2007 Option Plan, subject to the discretion of the administrator. There are certain limits on the number of awards that may be granted under the 2007 Option Plan. For example, no more than 666,375 shares of stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period.

        The exercise price of stock options awarded under the 2007 Option Plan may not be less than the fair market value of the common stock on the date of the option grant and the term of each option may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2007 Option Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised.

        To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Stock appreciation rights may also be granted under our 2007 Option Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. The administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof. The exercise price of stock appreciation rights granted under our 2007 Option Plan may not be less than the fair market value of our common stock on the date of grant.

        Restricted stock may also be granted under our 2007 Option Plan. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any recipient. The administrator may impose whatever vesting conditions it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific pre-established performance goals and objectives. Shares of restricted stock that do not vest are subject to our automatic right of repurchase and forfeiture.

        Deferred and unrestricted stock awards may also be granted under our 2007 Option Plan. Deferred stock awards are units entitling the recipient to receive shares of stock paid out on a deferred basis, and subject to such restrictions and conditions as the administrator shall determine. The administrator may permit certain grantees to defer their compensation and receive deferred stock awards in lieu of future cash compensation. All deferred compensation will be structured to meet the requirements of Section 409A of the Internal Revenue Code. Our 2007 Option Plan also gives the administrator discretion to grant stock awards free of any restrictions.

        Performance shares and cash-based awards may also be granted under our 2007 Option Plan. Performance share awards permit the recipient to receive shares of stock upon the attainment of pre-established performance goals. Cash-based awards permit the recipient to receive a cash-denominated payment subject to terms and conditions established by the administrator.

        Dividend equivalent rights may be granted under our 2007 Option Plan. Dividend equivalent rights are awards entitling the grantee to current or deferred payments equal to dividends on a specified number of shares of stock. Dividend equivalent rights may be settled in cash or shares and subject to other conditions, as the administrator shall determine.

        Unless the administrator provides otherwise, our 2007 Option Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

        In the event of a merger, sale of assets or dissolution of our company, or a similar "sale event" in which all awards are not assumed or substituted by the successor entity, all stock options and the 2007 Option Plan will terminate upon the effective time of such sale event following an exercise period unless such awards are assumed or continued by the successor entity. Restricted stock shall be treated as provided in the relevant award agreement. These change in control provisions do not apply to our named executive officers and any other employees designated by our board of directors. See "—Potential Payments Upon Termination or Change in Control Agreements."

        Our board of directors may amend or discontinue the 2007 Option Plan at any time and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder's consent. Other than in the event of a necessary adjustment in connection with a change in the Company's stock or a merger or similar transaction, the administrator may not "reprice" or otherwise reduce the exercise price of outstanding stock options. Further, amendments to the 2007 Option Plan will be subject to approval by our stockholders if the amendment (i) increases the number of shares reserved for issuance under the 2007 Option Plan, (ii) expands the types of awards available under, materially expands the eligibility to participate in, or materially extends the duration of, the plan, or (iii) materially changes the method of determining fair market value for purposes of the 2007 Option Plan.

Outstanding Equity Awards at Fiscal Year-End—Fiscal 2007

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Dev Ittycheria	50,000			0.46	03/11/2003	03/11/2013
	55,000	5,000	(1)	0.46	01/08/2004	01/08/2014
	166,667	83,332	(2)	1.40	01/25/2005	01/25/2015
		31,289	(3)	3.60	10/18/2006	10/18/2012
		10,710	(3)	3.90	11/14/2006	11/14/212
		54,375	(3)	10.00	04/05/2007	04/05/2013
		27,188	(3)	17.00	07/24/2007	07/24/2013
							50,000	(4)	1,282,000
John J. Gavin, Jr.	45,000	224,999	(5)	4.40	01/08/2007	01/08/2013
		18,124	(3)	10.00	04/05/2007	04/05/2013
		48,125	(3)	17.00	07/24/2007	07/24/2013
John McMahon	121,276	242,554	(6)	1.60	09/13/2005	09/13/2015
		22,349	(3)	3.60	10/18/2006	10/18/2012
		7,650	(3)	3.90	11/14/2006	11/14/212
		36,249	(3)	10.00	04/05/2007	04/05/2013
		18,125	(3)	17.00	07/24/2007	07/24/2013
Vijay Manwani	50,000			0.46	03/11/2003	03/11/2013
	55,000	5,000	(1)	0.46	01/08/2004	01/08/2014
	166,667	83,332	(2)	1.40	01/25/2005	01/25/2015
		31,289	(3)	3.60	10/18/2006	10/18/2012
		10,710	(3)	3.90	11/14/2006	11/14/212
		36,249	(3)	10.00	04/05/2007	04/05/2013
		18,125	(3)	17.00	07/24/2007	07/24/2013
Jeffrey Liotta(7)	58,593	128,906	(8)	2.70	06/23/2006	06/23/2012
		21,749	(3)	10.00	04/05/2007	04/05/2013
		10,875	(3)	17.00	07/24/2007	07/24/2013
							42,969	(9)	1,101,725

(1)
The remaining unexercisable shares subject to option vest at a rate of 1,250 shares per month.

(2)
Amounts represent incentive stock options and nonqualified stock options that are aggregated as one grant for vesting purposes. The remaining unexercisable shares subject to option vest at a rate of 5,208 shares per month.

(3)
Amounts represent incentive stock options and nonqualified stock options that are aggregated as one grant for vesting purposes. The unexercisable shares subject to option vest over four years with 25% vesting on the first anniversary of the Option Grant Date and the remainder vesting in equal monthly installments thereafter over the subsequent 36 months.

(4)
The restricted shares vest over a four year period with the first 12.5% vesting on January 24, 2008 and the remainder vesting in equal quarterly installments every 3 months thereafter over the subsequent 14 quarters.

(5)
Amounts represent incentive stock options and nonqualified stock options that are aggregated as one grant for vesting purposes. The remaining unexercisable shares subject to option vest at a rate of 5,625 shares per month.

(6)
Amounts represent incentive stock options and nonqualified stock options that are aggregated as one grant for vesting purposes. The remaining unexercisable shares subject to option vest at a rate of 7,580 shares per month.

(7)
Mr. Liotta resigned from his position as our Vice President, Research and Development, effective October 5, 2007.

(8)
Amounts represent incentive stock options and nonqualified stock options that are aggregated as one grant for vesting purposes. The remaining unexercisable shares subject to option vest at a rate of 3,906 shares per month.

(9)
The remaining restricted shares vest at a rate of 1,302 shares per month.

Option Exercises and Stock Vested Table—Fiscal 2007

	Option Awards
			Stock Awards
	Number of Shares Acquired on Exercise (#)
Name		Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey Liotta(1)	—	—	19,531	299,474
Melissa Cruz(2)	56,250	472,500	67,500	135,000

(1)
Mr. Liotta began his employment with us in June 2006. In October 2007, Mr. Liotta resigned as our Vice President, Research and Development. See "—Agreements with Executive Officers."

(2)
Ms. Cruz began her employment with us in September 2005. In January 2007, Ms. Cruz resigned as our Chief Financial Officer. See "—Agreements with Executive Officers."

Change in Control Agreements

        In June 2007, we entered into change in control agreements with each of our named executive officers that provide certain benefits to each such officer upon the occurrence of certain events relating to changes in the ownership and control of our business. Each change in control agreement supersedes all prior agreements between us and each named executive officer concerning the subject matter of the change in control agreements.

        Upon the occurrence of a change in control event, each change in control agreement provides for the acceleration of the greater of (i) 25% of the unvested portion of the stock options, restricted stock and other stock-based awards then held by the named executive officer or (ii) the unvested portion of the stock options, restricted stock and other stock-based awards held by such officer that would have become vested and exercisable in the six month period following the change in control. Additionally, in the event that a named executive officer's employment is terminated by us without cause or such officer resigns for good reason, and in addition to the accrued salary and the bonus amount accrued to the respective officer under his or her applicable annual bonus plan, such named executive officer will receive one lump-sum severance payment totaling either: (i) 100% in the case of the chief executive officer or (ii) 50% in the case of the other named executive officers, of the aggregate cash compensation paid to or accrued for such officer by the Company for the twelve month period predating the date of his or her termination or the change in control event, whichever is greater.

        Notwithstanding anything to the contrary in any applicable option agreement, restricted stock or stock-based award agreement, all stock options, restricted stock and other stock-based awards held by each named executive officer will immediately accelerate and become exercisable or non-forfeitable as of the date that such officer is terminated by us without cause or such officer resigns for good reason.

        In the event that any compensation, payment or distribution to a named executive officer pursuant to the terms of his or her change in control agreement would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties are incurred by a named executive officer with respect to any excise tax that is owed, then that named executive officer is entitled to receive an additional payment such that the net amount retained by that named executive officer is equal to the amount the named executive officer would have received prior to the deduction of any federal excise, federal, state or local income tax, employment or other tax, and any interest and/or penalties assessed with respect to the payment of such taxes.

        For purposes of the change in control agreement with each named executive officer as described above, a "change in control" would include: (i) the consummation of a broad range of transactions related to us and approved by our stockholders, where our stockholders, immediately prior to such transaction, would not, immediately after such transaction, beneficially own, directly or indirectly, shares representing in the aggregate 50% of the voting securities of the corporation issuing cash or securities in such transaction; (ii) the removal or resignation of the persons who, as of the date of the change in control agreement, constitute a majority of our board of directors; (iii) any sale, lease, exchange or other transfer (in one transaction or series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of our company, or (iv) any plan or proposal for the liquidation or dissolution of our company.

        For purposes of the change in control agreement with each named executive officer as described above, "cause" is generally defined as: (i) conduct by the officer constituting a material act of willful misconduct in connection with the performance of his or her duties, including, without limitation, misappropriation of funds or property of the Company or any of its subsidiaries or affiliates other than the occasional, customary and de minimis use of company property for personal purposes; (ii) the commission by the officer of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct by him or her that would reasonably be expected to result in material injury to the Company or any of its subsidiaries and affiliates if he or she were retained in their respective position; (iii) continued, willful and deliberate non-performance by the officer of his or her company duties (other than by reason of physical or mental illness, incapacity or disability) which has continued for more than 30 days following written notice of such non-performance from the board of directors; or (iv) a violation by the officer of our employment policies which has continued following, in the case of our chief executive officer, written notice of such violation from our board of directors, or, in the case of any other named executive officers, written notice of such violation from our chief executive officer; or willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the willful inducement of others to fail to cooperate or to produce documents or other materials.

        For purposes of the change in control agreements with each named executive officer as described above, "good reason" is generally defined as (i) a material diminution or other material adverse change, not consented to by the officer, in the nature or scope of his or her responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by him or her immediately prior to a change in control; or (ii) a material reduction in such officer's annual base salary or annual cash bonus opportunity as in effect on the date of such change in control agreement or as the same may be increased from time to time hereafter except for across-the-board reductions similarly affecting all or substantially all management employees; (iii) the relocation of our offices at which such officer is principally employed immediately prior to the date of a change in control to any other location more than 50 miles from such offices, or the requirement for such officer to be based anywhere other than such offices, except for required travel on company business to an extent substantially consistent with such officer's business travel obligations immediately prior to such change in control; (iv) a breach of the change in control agreement by the Company by reason of our failure to obtain an effective agreement from any successor to assume and agree to perform the change in control agreement; or (v) in the case of our chief executive officer or our chief financial officer only, such officer is not named as the chief executive officer or the chief financial officer, respectively, of the successor after the change in control.

Potential Payments Upon Termination or Change of Control

        The change in control agreements we have entered into with each of our named executive officers require us to make certain payments and/or provide certain benefits to the named executive officers in the event of a termination of their employment or a change of control of the Company. The following tables and narrative disclosure summarize the potential payments to each named executive officer assuming that the applicable event listed at the top of each column in the tables below occurs independently on September 30, 2007, the last day of our fiscal year.

  Dev Ittycheria

        Pursuant to the employment agreement entered into between Mr. Ittycheria and the Company on September 6, 2001, Mr. Ittycheria is entitled to salary, health care benefits and other benefits during the six month period after termination in the event that he voluntarily terminates his employment with the Company for good reason, the Company terminates Mr. Ittycheria without cause or he becomes disabled while employed by the Company. In addition, pursuant to his change in control agreement dated June 12, 2007, Mr. Ittycheria is entitled to acceleration of a portion of his stock options and restricted stock upon a change in control of the Company. If Mr. Ittycheria terminates his employment with the Company for good reason or if Mr. Ittycheria is terminated by the Company without cause upon such a change in control, Mr. Ittycheria will receive any accrued bonus, cash severance paid as a lump sum, accelerated vesting of any unvested stock options and restricted stock that did not otherwise vest upon the change in control, twelve months' health care benefits and a tax "gross-up". See table below for potential payments upon termination or change of control in tabular format.

Payments and Benefits	Voluntary Termination for Good Reason	Involuntary Termination Without Cause	Termination upon Disability	Change-in-Control	Involuntary Termination without Cause or Voluntary Termination with Good Reason after Change-in-Control
Cash Severance	$100,000	$100,000	$100,000	—	$442,830
Stock Options	—	—	—	$1,212,427	$4,153,642
Restricted Stock	—	—	—	$320,500	$1,282,000
Health Care Benefits	$6,492	$6,492	$6,492	—	$12,984
Life Insurance Proceeds/Disability Benefits	$661	$661	$661	—	—
Tax Gross-Up	—	—	—	—	$709,167

Total	$107,153	$107,153	$107,153	$1,532,927	$6,600,623

  Vijay Manwani

        Pursuant to the employment agreement entered into between Mr. Manwani and the Company on September 6, 2001, Mr. Manwani is entitled to salary, health care benefits and other benefits during the six month period after termination in the event that he voluntarily terminates his employment with the Company for good reason, the Company terminates Mr. Manwani without cause or he becomes disabled while employed by the Company. In addition, pursuant to his change in control agreement dated June 12, 2007, Mr. Manwani is entitled to acceleration of a portion of his stock options upon a change in control of the Company. If Mr. Manwani terminates his employment with the Company for good reason or if Mr. Manwani is terminated by the Company without cause upon such a change in control, Mr. Manwani will receive any accrued bonus, cash severance paid as a lump sum, accelerated vesting of any unvested stock options and restricted stock that did not otherwise vest upon the change in control, six months' health care benefits and a tax "gross-up". See table below for potential payments upon termination or change of control in tabular format.

Payments and Benefits	Voluntary Termination for Good Reason	Involuntary Termination Without Cause	Termination upon Disability	Change-in-Control	Involuntary Termination without Cause or Voluntary Termination with Good Reason after Change-in-Control
Cash Severance	$92,500	$92,500	$92,500	—	$199,521
Stock Options	—	—	—	$1,121,993	$3,791,847
Health Care Benefits	$6,492	$6,492	$6,492	—	$6,492
Life Insurance Proceeds/Disability Benefits	$440	$440	$440	—	—
Tax Gross-Up	—	—	—	—	$283,952

Total	$99,432	$99,432	$99,432	$1,121,993	$4,281,812

  John J. Gavin, Jr.

        Pursuant to the employment agreement entered into between Mr. Gavin and the Company on November 27, 2006, Mr. Gavin is entitled to salary and health care benefits during the six month period after termination in the event that the Company terminates Mr. Gavin without cause. In addition, pursuant to his change in control agreement dated June 12, 2007, Mr. Gavin is entitled to acceleration of a portion of his stock options upon a change in control of the Company. If Mr. Gavin terminates his employment with the Company for good reason or if Mr. Gavin is terminated by the Company without cause upon such a change in control, Mr. Gavin will receive any accrued bonus, cash severance paid as a lump sum, accelerated vesting of any unvested stock options that did not otherwise vest upon the change in control, six months' health care benefits and a tax "gross-up". See table below for potential payments upon termination or change of control in tabular format.

Payments and Benefits	Involuntary Termination Without Cause	Change-in-Control	Involuntary Termination without Cause or Voluntary Termination with Good Reason after Change-in-Control
Cash Severance	$87,500	—	$131,250
Stock Options	—	$1,369,517	$5,478,238
Health Care Benefits	$6,492	—	$6,492
Tax Gross-Up	—	$270,768	$808,830

Total	$93,992	$1,640,285	$6,424,810

  John McMahon

        Pursuant to the employment agreement entered into between Mr. McMahon and the Company on August 4, 2005, Mr. McMahon is entitled to salary and health care benefits during the six month period after termination and acceleration of a portion of his stock option in the event that the Company terminates Mr. McMahon without cause. Mr. McMahon is also entitled to a lump sum payment of one month's salary in the event of death. In addition, pursuant to his change in control agreement dated June 12, 2007, Mr. McMahon is entitled to acceleration of a portion of his stock options upon a change in control of the Company. If Mr. McMahon terminates his employment with the Company for good reason or if Mr. McMahon is terminated by the Company without cause upon such a change in control, Mr. McMahon will receive any accrued bonus, cash severance paid as a lump sum, accelerated vesting of any unvested stock options that did not otherwise vest upon the change in control, six months'

health care benefits and a tax "gross-up". See table below for potential payments upon termination or change of control in tabular format.

Payments and Benefits	Involuntary Termination Without Cause	Termination upon Disability	Change-in-Control	Involuntary Termination without Cause or Voluntary Termination with Good Reason after Change-in-Control
Cash Severance	$87,500	$14,583	—	$232,521
Stock Options	$1,687,635	—	$1,803,354	$7,213,415
Health Care Benefits	$6,492	—	—	$6,492
Tax Gross-Up	—	—	—	$647,675

Total	$1,781.627	$14,583	$1,803,354	$8,100,103

Director Compensation

        Directors who are also our employees received no additional compensation for their services as directors during fiscal 2007. Of our non-employee directors, only Messrs. Gillis and Gyenes received compensation during the fiscal year ended September 30, 2007, which was provided in the form of restricted stock awards. The following table sets forth information regarding compensation earned by our non-employee directors during fiscal 2007.

Director Compensation Table—Fiscal 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)	All Other Compensation ($)	Total ($)(4)
Edwin J. Gillis(1)	—	56,238	—	—	56,238
Robert P. Goodman	—	—	—	—	—
Peter Gyenes(2)	—	13,852	—	—	13,852
R. David Tabors	—	—	—		—
Mark Terbeek	—	—	—	—	—
Steven C. Walske	—	—	—	—	—

(1)
On January 30, 2007, we issued 75,000 shares of restricted common stock at par value to Mr. Gillis upon his appointment to the board and his appointment as chair of the audit committee. The restricted stock vests over four years and had a fair value at the time of grant of approximately $337,000.

(2)
On February 27, 2007, we issued 12,500 shares of restricted common stock at par value to Mr. Gyenes upon his appointment as chair of the nominating and corporate governance committee. The restricted stock vests over four years and had a fair value at the time of grant of approximately $95,000.

(3)
Valuation of these stock awards is based on the dollar amount of share-based compensation recognized for financial statement reporting purposes pursuant to SFAS 123R with respect to fiscal 2007, except that such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions. The assumptions used by us with respect to the valuation of stock awards are set forth in Note 9—"Stockholders' Equity (Deficit)" to our financial statements included elsewhere in this prospectus.

(4)
Mr. Gillis had an aggregate of 75,000 shares of common stock subject to restriction outstanding at September 30, 2007. Mr. Gyenes had an aggregate of 47,907 shares of common stock subject to restriction outstanding at September 30, 2007. Mr. Walske had an aggregate of 72,234 shares of common stock subject to restriction outstanding at September 30, 2007. None of Messrs. Goodman, Tabors and Terbeek had any stock awards outstanding at September 30, 2007.

        As of July 1, 2008, each current non-employee director is entitled to receive an annual fee from us of $30,000. The chairpersons of our audit committee and compensation committee will each receive an additional annual fee of $10,000, while the other members of the audit committee will each receive an additional annual fee of $5,000. Our non-employee directors will not be entitled to any additional compensation for attendance at in-person or telephonic board of directors or committee meetings. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of directors and committee meetings. If any new non-employee director joins our board of directors prior to July 1, 2008, such new director will be eligible to receive the annual fee and other compensation described above immediately upon their election. Under our current director compensation policy, directors who are also our employees will continue to receive no additional compensation for their services as directors.

        Upon election to our board of directors, non-employee directors are granted an option to purchase up to 40,000 shares of our common stock, which vests in equal installments over four years. The exercise price of these stock options is the fair market value of our shares of common stock as determined by our board of directors as of the date of the option grant. In addition, non-employee directors will receive an annual restricted stock award, valued at $30,000, the chairpersons of our audit committee and compensation committee will each receive an additional annual restricted stock award, valued at $10,000, and the other members of the audit committee will each receive an additional annual restricted stock award, valued at $5,000. These annual awards will be made on the date which is five days after the annual meeting of stockholders. The restricted stock will vest on the first anniversary of the grant date of the award.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee currently consists of Edwin J. Gillis (Chairman), Peter Gyenes and Mark Terbeek. None of the members of the Audit Committee is an officer or employee of the Company. Messrs. Gillis, Gyenes and Terbeek are each "independent" for Audit Committee purposes under the applicable rules of Nasdaq and the SEC. Mr. Gillis is an "audit committee financial expert" as is currently defined under SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

        The Audit Committee oversees the Company's accounting and financial reporting processes on behalf of the Board of Directors. The Company's management has the primary responsibility for preparing the Company's financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company's consolidated financial statements for the fiscal year ended September 30, 2007, including a discussion of, among other things, the quality of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the Company's financial statements.

        The Audit Committee also reviewed with Ernst & Young LLP, the Company's independent registered public accounting firm, the results of their audit and discussed matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. The Audit Committee has reviewed permitted services under rules of the SEC, as currently in effect, and discussed with Ernst & Young LLP their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Finance Committees), as currently in effect, and has considered and discussed the compatibility of non-audit services provided by Ernst & Young LLP with that firm's independence.

        The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company's internal controls, including internal control over financial reporting; and the overall quality of the Company's financial reporting.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2007 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee,
Edwin J. Gillis (Chairman)
Peter Gyenes
Mark Terbeek

MATTERS CONCERNING OUR INDEPENDENT AUDITORS

        The Audit Committee charter contains procedures for the pre-approval of audit and non-audit services (the "Pre-Approval Policy") to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of Ernst & Young LLP for specific audit and non-audit services, except that pre-approval of non-audit services is not required if the de minimis provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by Ernst & Young LLP. All of the audit-related, tax and all other services provided by Ernst & Young LLP to the Company in fiscal 2007 were approved by the Audit Committee by means of specific pre-approvals or pursuant to the Pre-Approval Policy. All non-audit services provided in 2007 were reviewed with the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. For additional information concerning the Audit Committee and its activities with Ernst & Young LLP, see "Management—Audit Committee" and "Report of the Audit Committee of the Board of Directors."

        We expect that a representative of Ernst & Young LLP, our independent registered public accounting firm, will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by Ernst & Young LLP

        The following table shows the aggregate fees for professional services rendered by Ernst & Young LLP to the Company for the fiscal years ended September 30, 2006 and September 30, 2007.

	Fiscal Year Ended September 30,
	2007	2006
Audit Fees	$1,089,077	$271,580
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,089,077	$271,580

  Audit Fees

        Audit Fees for both years consist of fees for professional services associated with the annual consolidated financial statements audit, review of the interim consolidated financial statements and services that are normally provided by Ernst & Young LLP in connection with statutory audits required in regulatory filings. Audit Fees for the year ended September 30, 2007 also include $818,077 of fees for professional services in connection with the Company's initial public offering completed in July 2007.

  Audit-Related Fees

        Audit-Related Fees for the years ended September 30, 2007 and 2006 represent fees primarily for professional services rendered in reviewing the Company's internal controls.

  Tax Fees

        Tax Fees consist of fees for professional services rendered for assistance with federal and state tax compliance.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the 2009 Annual Meeting of Stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company's principal executive offices not later than September 20, 2008. Under the Company's By-Laws, stockholders who wish to make a proposal at the 2009 Annual Meeting—other than one that will be included in the Company's Proxy Statement—must notify the Company between October 22, 2008 and November 21, 2008. If a stockholder who wishes to present a proposal fails to notify the Company by September 20, 2008 and such proposal is brought before the 2009 Annual Meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2009 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to BladeLogic, Inc., 10 Maguire Road, Lexington, MA 02421, Attention: Secretary.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

APPENDIX A

BLADELOGIC, INC.

Audit Committee Charter

I.     General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of BladeLogic, Inc. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  take, or recommend that the Board of Directors of the Company (the "Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the general exemptions provided in Rule 10A-3(c) under the Exchange Act and the transitional phase-in exemptions provided in Rule 10A-3(b)(1)(iv) under the Exchange Act, and any other exemption applicable thereto; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

        Notwithstanding the foregoing, one director who (1) is not "independent" as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a "family member" of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee shall qualify as an "audit committee financial expert" under the rules promulgated by the SEC or, if not, the Company shall disclose its lack of an "audit committee financial expert" and the reasons why in its annual report.

        The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee. All indemnification, exculpation, expense reimbursement and advancement provisions and rights available to members of the Audit Committee in their capacities as directors of the Company shall be fully applicable with respect to their service on the Audit Committee or any subcommittee thereof.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.     Responsibilities and Authority

  A. Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B. Annual Performance Evaluation of the Audit Committee

  •
  At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

  C. Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

  •
  The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the de minimis provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

  •
  The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  •
  The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) (audit-related services), 9(e)(3) (tax-related services) and 9(e)(4) (all other services) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

  •
  The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•
obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor's independence, all relationships between the independent auditor and the Company;

•
review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor's audit staff); and

•
assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee may also (1) seek the opinion of management of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

  •
  The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

  D. Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall meet to review, and shall discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

  •
  The Audit Committee may review:

  (i)
  any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

  (ii)
  major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

  (iii)
  major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

  (iv)
  the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

  •
  The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A(b) of the Exchange Act has not been implicated.

  •
  The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and (2) any significant disagreements with management.

  •
  This review may also include:

  (i)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (ii)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

  (iii)
  any management or internal control letter issued, or proposed to be issued, by the auditors.

  •
  The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

  •
  The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the Chief Executive Officer and Chief Financial Officer of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 407(d) of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  E. Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall meet to review, and shall discuss with management and the independent auditor, in each case prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

  F. Earnings Press Releases

  •
  The Audit Committee shall discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

  G. Risk Assessment and Management

  •
  The Audit Committee may discuss the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

  •
  In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  H. Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  I. Regular Reports to the Board

  •
  The Audit Committee shall keep written minutes of its meetings and shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A. Engagement of Advisors

  •
  The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B. Legal and Regulatory Compliance

  •
  The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

  C. Conflicts of Interest

  •
  The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. The Audit Committee may establish such policies and procedures as it deems appropriate to facilitate such review.

  D. General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  •
  The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

  •
  The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or the Company's Code of Business Conduct and Ethics.

[BARCODE] [BARCODE] C123456789
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[BARCODE]	MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 [BARCODE]	000000000.000000 ext 000000000.000000 ext
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 Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 18, 2008.
	[COMPUTER]	Vote by Internet
		•	Log on to the Internet and go to www.investorvote.com
		•	Follow the steps outlined on the secured website.
	[TELEPHONE]	Vote by telephone
		•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
		•	Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	[OVAL] [UNDERLINE] [RECTANGLE]

V	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	V

A    Election of Directors—The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold
01—Edwin J. Gillis*	☐	☐	02—Dev Ittycheria*	☐	☐	03—Mark Terbeek*	☐	☐	+

*To serve for the ensuing year until their successors are duly elected and qualified or until earlier death or resignation.

B    Non-Voting Items

Change of Address—Please print your new address below.	Comments—Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C    Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.
/ /
[BARCODE]	C 1234567890 J N T 3 0 D V 0 1 6 2 1 4 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
‹STOCK#› 00TVPB

V	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	V

Proxy—BladeLogic, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders, February 19, 2008
(see Proxy Statement for discussion of items)

The undersigned hereby appoints each of Dev Ittycheria and John J. Gavin, Jr. as proxy, with full power of substitution, to vote all shares of BladeLogic, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2008 Annual Meeting of Stockholders of BladeLogic, Inc., or any adjournment thereof.

The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Item 1 and at the discretion of the proxies on any other matter that may properly come before the meeting.

Please sign, date and return promptly in the accompanying envelope.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE AND DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
MATTERS CONCERNING OUR INDEPENDENT AUDITORS
EXPENSES AND SOLICITATION
STOCKHOLDER PROPOSALS
OTHER MATTERS
  APPENDIX A